Exhibit 99.1

Polaris Industries Inc. 2009 Annual Meeting April 30, 2009

2009 Annual Meeting Gregory R. Palen Chairman of the Board of Directors

Polaris Industries Inc. 2009 Annual Meeting April 30, 2009

2009 - Leading The Way Scott W. Wine Chief Executive Officer

2007 2008 Sales 1780 1948.3 0 2007 2008 Sales 3.1 3.5 0 2008 Full Year Results Diluted EPS * $3.10 $3.50 +13% $1,780.0 $1,948.3 +9% Total Company Sales ($ in millions) * From continuing operations. Record Sales & EPS

ORV Snow Victory PG&A Sales 1780 1780 1891.2 1897.6 1897.6 1948.3 111.2 26 19.6 50.581 2007 $1,780.0 +9% +15% -17% +17% 2008 $1,948.3 2007 Total Company 2008 Total Company 2008 Full Year Sales Geographic Sales Total Company Sales Sales by Product line United States Canada Other Foreign Countries Sales 1371 273 304.2 0 Canada +18% $273.0 United States +6% $1,371.1 Int'l +18% $304.2 Victory $93.6 -17% ORV Snowmobiles Victory PG&A Sales 1305.8 205.3 93.6 343.6 0 ORV +9% $1,305.8 Snow +15% $205.3 PG&A +17% $343.6 ($ in millions) ORV (Off-Road Vehicles) = ATV & SxS Combined % Change in Total Company Sales Product mix and price 11% Volume -2% Currency 0% 9%

07 Net Margin 07 Net Margin Gross Profit Financial Services Interest Expense Non-Operating Incom Income Taxes Sales 0.063 0.063 0.071 0.056 0.056 0.057 0.057 0.06 0.008 0.001 0.015 0.004 0.003 0.002 Net Income as a Percent of Sales* Gross Margin Op Expense Financial Services Interest Expense Non-Op Income Income Taxes 6.3% 6.0% 2007 2008 2008 Full Year Earnings Gross profit margins improved 80 basis points Financial Services income decreased $24.1 million Net margin expansion - focal point for 2009 and beyond Net Income* 2007 2008 Sales 112.6 117.4 0 $112.6 $117.4 +4% * From continuing operations.

Industry-Leading Returns 2004 2005 2006 2007 2008 0.18 0.18 0.15 0.14 0.15 Peers 0.1251118 0.1197862 0.1078636 0.098095 0.0437014 S&P 0.065443378 0.070686342 0.07608951 0.074584368 0.070991254 2004 2005 2006 2007 2008 0.38 0.37 0.41 0.66 0.76 Peers 0.2412936 0.2473326 0.2295802 0.2180638 0.0026454 S&P 0.188241356 0.25676207 0.183588901 0.304856911 0.215243527 Return on Shareholders' Equity* 2004-2008 *From continuing operations Return on Assets* 2004-2008 PII Peer Average (BC, WGO, HOG, ACAT, TTC) S&P 500 Average

North American Dealer Inventory - All Products Dealer inventory down 7% at year-end 2008 and Q1 2009 Core ATVs and motorcycles require further reductions MVP key to sustainable reductions 2009 dealer inventory levels are expected to significantly decline

North American Retail Sales ATVs, Side-by-sides, Motorcycle and Snowmobiles, combined North American retail sales deteriorated throughout Q4 2008; continued into Q1 2009 International also declined in Q4 2008 and Q1 2009 Polaris gained market share in all businesses in 2008 for 2nd year straight % change from prior year Note: Side-by-side industry retail sales are Polaris estimates Industry Polaris Industry Polaris Industry Polaris Industry Polaris Sales -0.13 -0.06 0 -0.25 -0.19 0 -0.16 -0.09 0 -0.23 -0.23 0 First nine months ended September 30, 2008 2008 Fourth quarter 2008 Full Year Industry Polaris -16% -9% -25% -19% -11% -6% Units -23% 2009 First quarter

Total Return to Shareholders One Year Total Return Dec. 31, 2007 - Dec. 31, 2008 Trailing Twelve Months Total Return April 24, 2008 - April 24, 2009 Source: CapitalIQ. Total Return = stock price plus reinvested dividends -38% -26% TTC - Toro BC - Brunswick HOG - Harley ACAT - Arctic Cat WGO - Winnebago

Current Investor Sentiment Long-term Growth Profile Intact Track record of returns and variable cost structure key appeals to the story Strong Management Team Gross margin expansion and ability to meet expectations viewed positively Appropriately Managing Financing Concerns Proactive stance in maintaining credit availability applauded Macroeconomic Environment Presents Challenges and Opportunities Opportunity to capture market share through continued innovation and quality Dealer relationships and business model believed to be catalysts for growth Capital Allocation Policy Highly regarded Dividend policy applauded - Increased 14 years straight; 3% increase in 2009 Near-term preference - build cash and/or pay down debt vs. share repurchase

Ready for 2009 Aligned Strategy & Structure Off-Road Vehicle Division International Team Adjacencies Attacked Costs Workforce reductions announced 460 Operating Expense reductions > $10M Manufacturing/Production costs reduced with volume Accelerated Operational Excellence Speed / Factory Adjustments Q4 2008 production cuts Productivity +8% Value Engineering > $10M Focused on Dealers / Customers Product Innovation Rush, RZR 170, Much more Process Innovation MVP / Victory Go-to Market Prepared for a Tough Year Sales -15% to -23% Contingency Plans in place

2009 Full Year Guidance Total Company Sales Down 15% to 23% Off Road Vehicles (ORV) Down 17% to 25% Snowmobiles Down 10% to 20% Victory Motorcycles Down 25% to 40% PG&A Down 9% to 13% Gross Margins Up to 130 bpts improvement Operating expenses Reduction > $10 million - up as a percent of sales EPS - Diluted $2.50 - $3.00 (-29% to -14%)

2008 2009 Sales 0.55 0.26 0 First Quarter 2009 Results Results in line with Company expectations Balance sheet remains strong Q1 EPS includes $0.18 per share impairment charge - KTM Investment 2008 2009 Sales 388.7 312 0 Diluted EPS $0.55 $0.26 -53% $388.7 $312.0 -20% Total Company Sales ($ in millions)

Balance Sheet and Liquidity Profile - Remains Healthy $ In millions (except per share data) Q1 2009 +/- Q1 2008 Full Year / Year End 2009 Guidance Cash and cash equivalents $17.9 $0.3 Increase over 2008 Factory Inventory $245.6 -$33.7 Lower than 2008 Net Debt - ending (debt less cash balances) $226.1 -$16.3 Improved from 2008 Debt Interest Rate - ending 0.94% -2.23% Lower average rate than 2008 Credit Facility (expires December 2011) $450.0 - $450 (Adequate capacity) Operating cash flow -$33.1 -$1.7 Expected to decrease in line with net income Stock buyback $0.3 -$48.3 Minimal repurchases anticipated in 2009 Dividend $0.39 per share +$0.01 per share $1.56 per share (+3%)

Product Innovation is Front-end Advantage Motorcycle of the Year 2008 by Motorcycle Cruiser Victory Vision Sportsman 850 XP 2009 800 Assault RMK

Video RUSH(tm)

Polaris 5-Year Strategic Objectives Best in Powersports PLUS 5-8% organic growth Growth through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris Revenue Operations is a Competitive Advantage Op Ex drives >200bpts Op Margin improvement Strong Financial Performance Sustainable, Profitable Growth A Great Future for All Stakeholders

Private Securities Litigation Reform Act of 1995 Polaris Industries Inc. Disclosure Litigation Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Polaris Industries Inc. Thank You Questions?

Polaris Industries Inc. 2009 Annual Meeting April 30, 2009